Exhibit 99.1

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This presentation includes "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our anticipated future clinical and regulatory events, future financial/position, business strategy and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements can be identified by words such as “potential,” "may," "will," "should," "forecast,“ "project," "could," "expect," "believe," "estimate," "anticipate," "intend," "plan,“ “continue”, other words of similar meaning, derivations of such words and the use of future dates. Forward-looking statements in this presentation include, without limitation, statements regarding our current business strategies, the potential future commercialization of our product candidates, potential estimated market sizes for our product candidates, anticipated start dates, durations and completion dates, as well as potential future results, of our future clinical trials, anticipated designs of our future clinical trials, and anticipated future regulatory submissions and events. Uncertainties and risks may cause actual results to be materially different than those expressed in or implied by our forward-looking statements. Particular uncertainties and risks include, among others, uncertainties regarding our ability to license out our existing and license in additional products and technologies and the terms of such licenses; uncertainties involved in clinical testing, the difficulty of developing pharmaceutical products, obtaining regulatory and other approvals and achieving market acceptance, and other risks and uncertainties described in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K/A, subsequent quarterly reports on Form 10-Q and final prospectus dated July 31, 2014. All forward-looking statements in this presentation speak only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2

Recent Offering Summary 3 Gross Amount $35,600,000 Net Amount Cash at 6/30/14 $31,300,000 $27,100,000 Use of Proceeds Preparation of clinical programs in 2014 Initiation of human clinical trials in 2015 Issuer RestorGenex Corporation Security Common Stock/Warrants Offering Price $4.00/share; warrants at $4.80 Placement Agent Maxim Group, LLC.

Overview Specialty pharmaceutical company initially focused on developing products for dermatology, ophthalmology, and women's health Portfolio review ongoing Investigating additional potential indications Indications in development Dermatology: Multiple potential indications Multi-billion dollar markets Ophthalmology Age-related macular degeneration (AMD); Two Phase I trials completed Current market: over $3 billion Women’s health Targets menopausal women Current market: over $1 billion • Experienced board of directors and management team 4

Board of Directors

RESTORGENEX

- **Sol Barer, PhD - Chairman**
  - Former CEO & Executive Chairman, and Chairman, Celgene Corporation;
- **Isaac Blech - Vice-Chairman**
  - Leading biotechnology entrepreneur and investor
  - Genetic Systems, Nova, Celgene, ICOS, Texas BioTechnology, Pathogenesis
- **Stephen M. Simes – CEO**
  - BioSante, Unimed, Bio-Technology General, Gynex, Searle
- **Rex Bright** – SkinMedica, J&J, GlaxoSmithKline, Allergan
- **Nelson Stacks** – Waveguide Corporation
- **Yael Schwartz** – Executive VP, Preclinical Development
- **David Sherris** – Chief Scientific Officer

5

Stephen M. Simes - Chief Executive Officer BioSante, Unimed, Bio-Technology General, Gynex, Searle Phillip B. Donenberg – Chief Financial Officer BioSante, Unimed, Gynex Tim Boris J.D. - General Counsel, Secretary & VP Legal Affairs Mark Weinberg, MD, MBA – Senior VP, Clinical Development Astellas, Lundbeck, Ovation, Takeda, Abbott David Sherris, Ph.D. - Chief Scientific Officer OXiGENE, Serono, Unilever, Centocor Ph.D. in Biochemistry and Molecular Genetics Yael Schwartz, Ph.D. – Executive VP, Preclinical Development Sepracor, Parexel International, Dana-Farber Cancer Institute Ph.D. in Endocrine Physiology Craig Abolin, Ph.D. – VP, Pharmaceutical Sciences Sepracor, Hurley Consulting, Sandoz/Novartis, Astra Ph.D. in Pharmaceutical Chemistry 6 Management

Targeted Initial Indications Dermatology: acne hirsutism keloid scarring Non-Rx “cosmeceuticals” for facial skin care Ophthalmology Age-related macular degeneration (AMD) Women’s health Vulvar and vaginal atrophy 7

Core Technologies

Core Technology “Soft” estrogens and anti-androgens “Soft” molecules undergo predictable metabolism to inactive metabolites after exerting their topical therapeutic effects, thereby sparing internal organs from unwanted exposure RES-440: A “Soft” anti-androgen to treat excess androgen stimulation* Lead compound for acne, androgenic alopecia, hirsutism RES-102: A “Soft” estrogen for disorders of estrogen deficiency** Lead compound for Age-Related Skin Fragility/Thinning and Vulvar and Vaginal Atrophy (VVA) First-in-class PI3K/Akt/mTOR pathway inhibitor – RES-529 The PI3K/Akt/mTOR pathway is an important signaling pathway for many cellular functions such as growth control, metabolism and translation initiation (cell proliferation, angiogenesis and vascular permeability)*** *3 additional classes of compounds **9 additional back up compounds ***13 additional back up compounds 9

Dermatology

RES-440: Our Lead Anti-androgen An Easily Deactivated, Topically Active “Soft” Anti-Androgen for Local Disorders Resulting from Excess Androgen Acne Vulgaris is the Primary Initial Market Opportunity 11

RES-440: Directly Targets the Pilosebaceous Unit of the Skin Skin disorders that could be treated topically with an anti-androgen include: Acne Hirsutism Androgenic Alopecia Seborrhea 12

 RES-440 (“soft” anti-androgen) Proposed indication: Acne Market size: $1B-$2B** (Acne affects 40 million to 50 million Americans) Current products: Retinoids; skin irritation, sunlight sensitivity; Accutane: systemic effects, birth defects; Antibiotics: tooth discoloration and resistance RES-440 benefits: A first-in-class topical that directly targets the androgen receptor; no systemic exposure; non-irritating, no sunlight sensitivity Status: Phase I/II Q4 2015 (12 week trial) **IBIS World, 2012; GlobalData, 2010: Acne Drug Pipeline Analysis and Market Forecasts to 2016 13

 RES-440 (“soft” anti-androgen) Proposed indication: Hirsutism (unwanted hair) Market size: $250M-$500M* (8-10% of American women) Current products: Mechanical measures, waxing, plucking, depilatories are irritating; Current pharmaceutical treatment poorly effective (Vaniqa) RES-440 benefits: First-in-class targets the androgen receptor the source of unwanted hair, the androgen receptor Topical, no systemic exposure; non-irritating Status: Phase II H1 2016 (24 week trial) *Kline & Co., 2011; IBISWorld: Hair Loss Treatment and Removal in the US: Market Research Report (2013) 14

First-in-class PI3K/Akt/mTOR pathway inhibitor The PI3K/Akt/mTOR pathway is an important signaling pathway for many cellular functions such as growth control, metabolism and translation initiation (cell proliferation, angiogenesis and vascular permeability). Big pharma validated pathway Unique mechanism of action differentiated from other PI3K inhibitors Direct head-to-head comparison with competitive PI3K inhibitors showing superiority Pathway activated in several disease indications Dermatology: Scarring (data in confirmed human Keloid tissue) Topical for psoriasis, atopic dermatitis, actinic keratosis, rosacea, Dupuytren’s disease Anti-aging (progerin: skin and hair) Ophthalmology Oncology Palomid 529 (RES-529) 15

Scar reduction represents an unmet medical need in a variety of clinical settings Benign skin lesions from abnormal wound healing in genetically susceptible individuals Lesions expand beyond margin of scar; high recurrence rate after surgery, up to 80% Patients value even small improvements in scar appearance Disfiguring scarring to the face hands and legs following burns major trauma and keloid excision In the US alone there are at least 42 million procedures every year which could benefit from products that reduce scarring in the skin, giving an estimated potential market size of over $4 billion Keloid/Hypertrophic Scarring 16

 RES-529T (First-in-class PI3K/Akt/mTOR pathway inhibitor) Proposed indication: Keloid scarring/hypertrophic scarring - unmet medical need in about 10-15% of all wounds Market size: > $4B** Current products: No FDA approved therapeutic agent for scarring RES-529T benefits in confirmed human keloid cells (fibroblasts) Inhibits “scar formation” Shows greater reduction in “scar formation” compared to other PI3K inhibitors, rapamycin and wortmannin Shows sustained effect after drug removal not seen with rapamycin or wortmannin Status: Phase I/II Q4:2015 (6 month trial) **MedMarket Diligence. Worldwide wound management, 2005-2014: Established and emerging markets in the US, Europe, Japan and rest of the world. MedMarket Diligence, 2004, 304p 17

Ophthalmology

Back of the eye diseases have large market size and financial potential Age-related macular degeneration 20 million cases of age-related macular degeneration in the US and Europe Approximately 10% of patients 66 to 74 years of age will have findings of macular degeneration. The prevalence increases to 30% in patients 75 to 85 years of age. Two drugs approved, Lucentis (Genentech/Novartis) and Eylea (Regeneron/Bayer/Sanofi) Open market cost of single injection approximately $2,000.00 Treatments required every four to six weeks (Lucentis), eight to twelve weeks (Eylea) for life Estimated 2013 Eylea sales $1.4 billion, Lucentis sales $1.7 billion in the US Diabetic retinopathy 14 million cases of diabetic retinopathy Leading cause of new cases of blindness among people aged 20-74 No effective drug treatment – Lucentis recently showing activity in clinical trials Back of the eye diseases have had triple digit million dollar pharma partnering deals Ophthalmology Market 19

 RES-529M (First-in-class PI3K/Akt/mTOR pathway inhibitor) Proposed indication: Age-related Macular Degeneration (AMD) Market size: $4B-$8B* (20 million cases of AMD in the US and Europe) Current products: Current AMD treatment is monthly injection; single target RES-529M benefits: Subconjunctival vs. intravetrial 4 treatments per year; less invasive administration; broader targeting Status: Phase II Q4:2015 (nine (9) month trial) *Nature Reviews Drug Discovery 11, 827(Nov 2012) Wet AMD market, Basharut, Syed, Evans & Bielory 20

Two completed Phase I/II human clinical trials Reduction of fluid pocket Reduction of cyst In presence of Lucentis in Lucentis refractory patient Reduction of retinal thickness In presence of Lucentis in Lucentis refractory patient Company Phase I/II trial (intravitreal, 13 patients) Advanced neovascular disease, end stage patients, no toxicity in any patient 4/5 patients at highest dose showing objective activity (fluid pocket reduction) 3 patients showing subjective activity (increased visual acuity) National Eye Institute Phase I/II trial (subconjunctival, 5 patients) Advanced neovascular disease, Lucentis refractory patients 3 patients showing stable disease 2 patients with objective activity (fluid pocket reduction, retinal thinning, cyst reduction) Planned Phase II Clinical Trials in age-related macular degeneration Clinical study, monotherapy and combination therapy with Lucentis/Eylea Companion drug to Lucentis/Eylea Other indications include diabetic macular edema, proliferative vitreoretinopathy 21 RES-529 in Age-related macular degeneration (AMD) - Human Clinical Data

Secondary Focus Areas Potential RestorGenex Development and Out-Licensing Opportunities 22

Potential Out-Licensing Opportunities: Secondary Focus Areas Dermatology Ophthalmology Oncology CNS Infantile Spasm (epilepsy) Aberrant protein accumulation Huntington’s/Parkinson’s disease Amyotrophic lateral sclerosis Alzheimer’s disease Schizophrenia Fibrosis Pulmonary/Renal Infectious disease HIV/AIDS HCV Biodefense Radiation protectant/mitigant Cardiovascular Drug eluting stent Orphan Disease Progeria (systemic) 23

Summary Product Portfolio



Program
2014
2015
2016
RES-440
Acne
Formulation / Nonclinical
Phase I/II
Hirsutism (unwanted hair)
Phase II
RES-529
Age-Related Macular Degeneration (AMD)
Phase I/II IVR
Ph. I/II SubConj (NEI)
Formulation / Nonclinical
Phase I/II SubConj
Keloid Scarring/ Hypertrophic Scarring
Topical Formulation / Nonclinical
Phase I/II
RES-102
Vulvar & Vaginal Atrophy (VVA)
Formulation / Nonclinical
Phase I/II
RES-214
Hormonally Aging Skin/Wrinkling
Development by Ferndale
Launch

RESTORGENEX

Overview Specialty pharmaceutical company initially focused on developing products for dermatology, ophthalmology, and women's health Portfolio review ongoing Investigating additional potential indications Indications in development Dermatology: Multiple potential indications Multi-billion dollar markets Ophthalmology Age-related macular degeneration (AMD); Phase I completed Other potential indications Current market: over $3 billion Women’s health Targets menopausal women Current market: over $1 billion • Experienced board of directors and management team 25

Investment Highlights Board and management have built major value in public and private biotechnology companies Multiple products in development Relatively short/inexpensive trials leading to rapid and numerous valuation inflection points Multi-billion dollar indications Proposed products based on proprietary platforms Near-term goal: increased stockholder value through development programs and licensing 26

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